                                                       Exhibit 99


A. ORIGINAL DEAL PARAMETER INPUTS
   -------------------------------
(A) Total Portfolio Balance                                    $303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                    28.11%
    (ii)  Class A-1 Notes Balance                               $85,300,000.00
    (iii) Class A-1 Notes Rate                                         5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                    34.41%
    (ii)  Class A-2 Notes Balance                              $104,427,000.00
    (iii) Class A-2 Notes Rate                                           5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                    33.47%
    (ii)  Class A-3 Notes Balance                              $101,576,574.00
    (iii) Class A-3 Notes Rate                                           6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                4.00%
    (ii)  Class B Certificates Balance                          $12,137,649.00
    (iii) Class B Certificates Rate                                      6.35%
(F) Servicing Fee Rate                                                   1.00%
(G) Weighted Average Coupon (WAC)                                        8.51%
(H) Weighted Average Original Maturity (WAOM)                     54.09 months
(I) Weighted Average Remaining Maturity (WAM)                     42.79 months
(J) Number of Receivables                                               32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                     2.00%
    (ii)  Reserve Account Initial Deposit                        $6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if
          1.25% loss and delinq triggers hit - otherwise
          greater of K(iii)(a or b))
            (a) Percent of Initial Pool Balance                          2.00%
            (b) Percent of Remaining Pool Balance                        3.25%
            (c) Trigger Percent of Remaining Pool Balance                6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
(A) Total Portfolio Balance                                    $126,520,857.42
(B) Total Note and Certificate Pool Factor                           0.4169534
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                         $0.00
    (ii) Class A-1 Notes Pool Factor                                 0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                $12,806,634.42
    (ii) Class A-2 Notes Pool Factor                                 0.1226372
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                               $101,576,574.00
    (ii) Class A-3 Notes Pool Factor                                 1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                           $12,137,649.00
    (ii) Class B Certificates Pool Factor                            1.0000000
(G) Reserve Account Balance                                      $6,068,824.46
(H) Cumulative Net Losses for All Prior Periods                  $1,382,519.14
(I) Net Loss Ratio for Second Preceding Period                           0.84%
(J) Net Loss Ratio for Preceding Period                                  1.45%
(K) Delinquency Ratio for Second Preceding Period                        0.69%
(L) Delinquency Ratio for Preceding Period                               0.71%
(M) Weighted Average Coupon (WAC)                                        8.55%
(N) Weighted Average Remaining Maturity (WAM)                     29.97 months
(O) Number of Receivables                                               20,222


C. INPUTS FROM THE MAINFRAME
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                  $7,209,077.49
    (ii)  Prepayments in Full                                             0.00
    (iii) Repurchased Loan Proceeds Related to Principal                  0.00
    (iv) Other Refunds Related to Principal                               0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                      872,568.43
    (ii)  Repurchased Loan Proceeds Related to Interest                   0.00
(C) Weighted Average Coupon (WAC)                                        8.55%

(D) Weighted Average Remaining Maturity (WAM)                     29.31 months
(E) Remaining Number of Receivables                                     19,470
(F) Delinquent Receivables
                                        Dollar Amount       #  Units
                                        -------------       --------
    (i)  30-59 Days Delinquent            2,128,396  1.79%     309       1.59%
    (ii)  60-89 Days Delinquent             463,357   0.39%     75       0.39%
    (iii) 90 Days or More Delinquent        275,775   0.23%     39       0.20%
(G) Repossessions                       Dollar Amount       #  Units
                                        -------------       --------
                                            176,389   0.15%     20        0.10%

D. INPUTS DERIVED FROM OTHER SOURCES
(A) Reserve Account Investment Income                               $24,492.26
(B) Aggregate Net Losses before Liquidation Proceeds and
                Recoveries for Collection Period                    106,553.81
(C) Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                       0.00
    (ii)  Liquidation Proceeds Related to Interest                        0.00
    (iii) Recoveries on Previously Liquidated Contracts              39,440.44
(D) Aggregate Net Losses for Collection Period                       67,113.37
(E) Actual Number of Days in Interest Period                             27.00


I. COLLECTIONS
Interest:
(A) Interest Collections                                           $872,568.43
(B) Liquidation Proceeds Related to Interest                              0.00
(C) Repurchased Loan Proceeds Related to Interest                         0.00
(D) Recoveries from Prior Month Charge Offs                          39,440.44
(E) Investment Earnings from the Reserve Account                     24,492.26
(F) Total Interest Collections                                      936,501.13

Principal:
(G) Principal Payments Received                                  $7,209,077.49
(H) Liquidation Proceeds Related to Principal                             0.00
(I) Repurchased Loan Proceeds Related to Principal                        0.00
(J) Other Refunds Related to Principal                                    0.00
(K) Total Principal Collections                                   7,209,077.49

(L) Total Collections                                            $8,145,578.62


II. DISTRIBUTIONS                                                Per $1,000 of
                                                              Original Balance
                                                             -----------------
(A) Total Interest Collections                    $936,501.13
(B) Servicing Fee                                 $105,434.05             0.35

Interest                                                         Per $1,000 of
(C) Class A-1 Notes Monthly Interest                          Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due            0.00               0
    (ii)  Class A-1 Notes Monthly Interest Paid
               (after reserve fund draw)                  0.00               0
    (iii)  Class A-1 Notes Monthly Interest Shortfall
                  (after reserve fund draw)              $0.00               0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due      $62,965.95     0.602966211
    (ii)  Class A-2 Notes Monthly Interest Paid
               (after reserve fund draw)             62,965.95     0.602966211
                                                    ----------
    (iii)  Class A-2 Notes Monthly Interest Shortfall
                  (after reserve fund draw)              $0.00               0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due     $516,347.58     5.083333333
    (ii)  Class A-3 Notes Monthly Interest Paid
              (after reserve fund draw)             516,347.58     5.083333333
                                                   -----------
    (iii)  Class A-3 Notes Monthly Interest Shortfall
                   (after reserve fund draw)             $0.00               0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due $64,228.39     5.291666667
    (ii)  Class B Certificates Monthly Interest Paid
                  (after reserve fund draw)          64,228.39     5.291666667
                                                    ----------
    (iii)  Class B Certificates Monthly Interest
           Shortfall (after reserve fund draw)           $0.00               0
(G) Total Note and Certificate Interest Paid
           (after reserve fund draw)               $643,541.93
(H) Excess Interest                                $187,525.15

Principal
(I) Total Principal Collections                  $7,209,077.49
(J) Draw on Reserve Fund for realized losses        106,553.81
(K) Total Amount Available for Principal
                Distribution                     $7,315,631.30   Per $1,000 of
                                                              Original Balance
                                                              -----------------
(L) Class A-1 Notes Monthly Principal
    (i)   Class A-1 Notes Monthly Principal Due           0.00               0
    (ii)  Class A-1 Notes Monthly Principal Paid
               (after reserve fund draw)                  0.00               0
                                                          -----
    (iii)  Class A-1 Notes Monthly Principal Shortfall
                   (after reserve fund draw)              0.00               0
(M) Class A-2 Notes Monthly Principal
    (i)  Class A-2 Notes Monthly Principal Due    7,315,631.30     70.05497908
    (ii)  Class A-2 Notes Monthly Principal Paid
              (after reserve fund draw)           7,315,631.30     70.05497908
                                                 -------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall
                  (after reserve fund draw)               0.00               0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due           0.00               0
    (ii)  Class A-3 Notes Monthly Principal Paid
                 (after reserve fund draw)                0.00               0
                                                          -----
    (iii)  Class A-3 Notes Monthly Principal Shortfall
                   (after reserve fund draw)              0.00               0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due      0.00               0
    (ii)  Class B Certificates Monthly Principal Paid
                    (after reserve fund draw)             0.00               0
                                                        -------
    (iii)  Class B Certificates Monthly Principal Shortfall
                  (after reserve fund draw)               0.00               0
(P) Total Note and Certificate Principal Paid     7,315,631.30
(Q) Total Distributions                           8,064,607.28
(R) Excess Servicing Releases from Reserve
           Account to Servicer                       80,971.34
(S) Amount of Draw from Reserve Account             106,553.81
(T) Draw from Reserve Account plus Total
              Available Amount                    8,252,132.43

III. POOL BALANCES AND PORTFOLIO INFORMATION
                                               Beginning              End
                                               of Period           of Period
                                              -------------------------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance           $126,520,857.42   $119,205,226.12
    (ii)  Total Note and Certificate Pool Factor   0.4169534         0.3928445
    (iii)  Class A-1 Notes Balance                      0.00              0.00
    (iv)   Class A-1 Notes Pool Factor             0.0000000         0.0000000
    (v)    Class A-2 Notes Balance             12,806,634.42      5,491,003.12
    (vi)   Class A-2 Notes Pool Factor             0.1226372         0.0525822
    (vii)  Class A-3 Notes Balance            101,576,574.00    101,576,574.00
    (viii) Class A-3 Notes Pool Factor             1.0000000         1.0000000
    (ix)   Class B Certificates Balance        12,137,649.00     12,137,649.00
    (x)    Class B Certificate Pool Factor         1.0000000         1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                8.55%             8.55%
    (ii)  Weighted Average Remaining Maturity (WAM)  29.97 months 29.31 months
    (iii) Remaining Number of Receivables             20,222            19,470
    (iv)  Portfolio Receivable Balance       $126,520,857.42   $119,205,226.12

IV. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance                            $6,068,824.46
(B) Draw for Realized losses                                        106,553.81
(C) Draw for Servicing Fee                                                0.00
(D) Draw for Class A-1 Notes Interest Amount                              0.00
(E) Draw for Class A-2 Notes Interest Amount                              0.00
(F) Draw for Class A-3 Notes Interest Amount                              0.00
(G) Draw for Class B Certificates Interest Amount                         0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates        106,553.81
(I) Excess Interest                                                 187,525.15
(J) Reserve Account Balance Prior to Release                      6,149,795.80

(K) Reserve Account Required Amount                               6,068,824.46

(L) Final Reserve Account Required Amount                         6,068,824.46

(M) Reserve Account Release to Servicer                              80,971.34

(N) Ending Reserve Account Balance                                6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Aggregate Net Losses before Liquidation Proceeds and Recoveries for
Collection Period                                                  $106,553.81
(B) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                       0.00
    (ii)  Liquidation Proceeds Related to Interest                        0.00
    (iii) Recoveries on Previously Liquidated Contracts              39,440.44
(C) Aggregate Net Losses for Collection Period                       67,113.37
(D) Net Loss Ratio for Collection Period (annualized)                    0.66%
(E) Cumulative Net Losses for all Periods                         1,449,632.51
(F) Delinquent Receivables
                                          Dollar Amount       #  Units
                                          -------------       ---------
    (i)  30-59 Days Delinquent              2,128,396    1.79%    309    1.59%
    (ii)  60-89 Days Delinquent               463,357    0.39%     75    0.39%
    (iii) 90 Days or More Delinquent          275,775    0.23%     39    0.20%

(G) Repossessions
                                          Dollar Amount       #  Units
                                          --------------      --------
                                              176,389    0.15%     20    0.10%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                               0.84%
    (ii) Preceding Collection Period                                     1.45%
    (iii) Current Collection Period                                      0.66%
    (iv) Three Month Average (Avg(i,ii,iii))                             0.98%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to
           the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                               0.69%
    (ii) Preceding Collection Period                                     0.71%
    (iii) Current Collection Period                                      0.62%
    (iv) Three Month Average (Avg(i,ii,iii))                             0.67%

(C) Loss and Delinquency Trigger Indicator                 Trigger was not hit


The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.


By:  /s/ Richard E. Grimmer             By:  /s/ James D. Rudolphi
    -----------------------                 ----------------------
Name:  Richard E. Grimmer               Name:  James D. Rudolphi
Senior Vice President and Controller            Vice President